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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)   AUGUST 10, 2006


                          POLO RALPH LAUREN CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


         001-13057                                    13-2622036
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    (Commission File Number)               (IRS Employer Identification No.)


  650 MADISON AVENUE, NEW YORK, NEW YORK                          10022
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 (Address of Principal Executive Offices)                      (Zip Code)

                                 (212) 318-7000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

              On August 10, 2006, the Nominating & Governance Committee of Polo Ralph Lauren Corporation (the "Company") approved changes to the annual compensation provided to non-employee directors for the first time since 2003. The changes were made upon recommendation by the Compensation Committee and were ratified by the Board of Directors. The changes are as follows:


                                       CURRENT FEE       NEW FEE
                                       -----------       -------
Annual Retainer:                         $35,000         $45,000
Committee Chairs Additional
Retainer:                                $ 7,500         $15,000


The fee paid to non-employee directors for each meeting of a Committee of the Board of Directors that he or she attends remained unchanged at $2,000 per meeting.

              Upon joining the Board of Directors, each non-employee director will continue to receive an initial grant of options to purchase 7,500 shares of Class A Common Stock. The annual equity award to non-employee directors was changed from a fixed annual grant of 3,000 options to an annual award based on a target equity value of $94,000. One-half of the target equity value shall be comprised of stock options and one-half shall be comprised of restricted stock. The options and the restricted stock shall vest over three years in equal annual installments.

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                                      SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       POLO RALPH LAUREN CORPORATION



Date:  August 10, 2006                 By: /s/ Tracey T. Travis
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                                           Name:  Tracey T. Travis
                                           Title: Senior Vice President and
                                                  Chief Financial Officer